--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 AMENDMENT NO. 1
                              TO CURRENT REPORT ON
                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (Date of earliest event reported): FEBRUARY 22, 2002



                          TESORO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)



      DELAWARE                          1-3473                   95-0862768
(State or other jurisdiction   (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


          300 CONCORD PLAZA DRIVE                                78216-6999
            SAN ANTONIO, TEXAS                                   (Zip Code)
   (Address of principal executive offices)


       Registrant's telephone number, including area code: (210) 828-8484

--------------------------------------------------------------------------------

The undersigned hereby amends and restates Item 7 of its Current Report on Form 8-K dated February 22, 2002 and filed on February 25, 2002, in its entirety to read as set forth below in order to refile Exhibit 23.1 in its entirety in the form attached hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial statements of businesses acquired.

              The following financial statements are incorporated by reference to Appendix A to the Company's Current Report on Form 8-K, File No. 1-3473, filed on February 25, 2002:

              FINANCIAL STATEMENTS OF GOLDEN EAGLE REFINING AND MARKETING ASSETS BUSINESS

              Report of Independent Public Accountants.......................A-2

              Balance Sheets - December 31, 2001 and 2000....................A-3

              Statements of Income - Year Ended December 31, 2001 and Four
              Months Ended December 31, 2000.................................A-4

              Statements of Cash Flows - Year Ended December 31, 2001 and Four
              Months Ended December 31, 2000.................................A-5

              Statements of Changes in Net Parent Investment - Year Ended
              December 31, 2001 and Four Months Ended December 31, 2000......A-6

              Notes to Financial Statements..................................A-7

         (b)  Pro forma financial information.

              The following pro forma financial information is incorporated by reference to Appendix B to the Company's Current Report on Form 8-K, File No. 1-3473, filed on February 25, 2002:

              PRO FORMA FINANCIAL STATEMENTS

              Unaudited Pro Forma Combined Condensed Balance
              Sheet as of December 31, 2001..................................B-4

              Unaudited Pro Forma Combined Condensed Statement of
              Operations for the Year Ended December 31, 2001................B-6

         (c)  Exhibits.

               23.1   Consent of Arthur Andersen LLP.

               99.1 Press Release issued on February 22, 2002 by Tesoro Petroleum Corporation (incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K, File No. 1-3473, filed on February 25, 2002).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2002


                                   TESORO PETROLEUM CORPORATION




                                   By: /s/ Gregory A. Wright
                                       ----------------------------------
                                            Gregory A. Wright
                                           Senior Vice President
                                         and Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                             DESCRIPTION
-------                            ------------

 23.1       Consent of Arthur Andersen LLP.

 99.1 Press Release issued on February 22, 2002 by Tesoro Petroleum Corporation (incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K, File No. 1-3473, filed on February 25, 2002).